UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2004

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)

    GEORGIA                         0-9385                      58-2458679
    -------                         ------                      ----------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                 Identification No.)
 incorporation)

                   4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (404) 266-8333
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information set forth under this Item 2.02 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 30, 2004, Bull Run Corporation (the "Company") issued a press release reporting its financial results for the fourth quarter and fiscal year ended August 31, 2004. A copy of the press release is hereby attached as Exhibit 99 and incorporated herein by reference.

Item 8.01 Other Events

The Company's press release issued on November 30, 2004 also reported that the Company had entered into an agreement to sell assets associated with the Company's discontinued Affinity Events business segment. The transaction is subject to conditions to closing and is expected to close within the next 30 days.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits
            99 - Press Release of Bull Run Corporation issued November 30, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2004                 BULL RUN CORPORATION


                                         By: /s/ FREDERICK J. ERICKSON
                                             -------------------------
                                             Frederick J. Erickson
                                             Vice President - Finance,
                                             Chief Financial Officer,
                                             Treasurer and Assistant Secretary


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